UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2015

McGraw-Hill Global Education Intermediate Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-193697-01	80-0899362
(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The board of directors (the “Board”) of McGraw-Hill Education, Inc., the indirect parent of McGraw-Hill Global Education Intermediate Holdings, LLC (the “Company”), manages the general course of the Company’s affairs and business. On October 30, 2015, the Board appointed Nancy Lublin as a director to fill the vacancy on the Board created by the resignation of Evan Bayh on October 20, 2015.

Ms. Lublin has been appointed as a member of the Audit Committee of the Board.

A copy of the press release relating to Ms. Lublin’s appointment as a director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) - Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1    Press release dated November 2, 2015

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC
By:	/s/ David Stafford
Name: David Stafford
Title: Senior Vice President and General Counsel

 Dated: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 2, 2015